                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data," "Selected Consolidated Financial Data," and "Experts" and to the use of our report dated January 28, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-94855) and related Prospectus of CompuCredit Corporation dated February 2, 2000.


                                                          /s/ ERNST & YOUNG LLP


Atlanta, Georgia
January 28, 2000